EXHIBIT 12(B)

                        FORM OF SECTION 906 CERTIFICATION

David P. Marks, President, and Holly S. Baggot, Treasurer, of MEMBERS Mutual Funds (the "Registrant"), to the best of their knowledge, each certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2008 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

PRESIDENT                                    TREASURER

/s/David P. Marks                            /s/Holly S. Baggot
----------------------------------           --------------------------------
David P. Marks                               Holly S. Baggot

Date: 06/23/08                               Date: 06/23/08
    ------------------------------               ----------------------------

This statement accompanies this report and shall not be deemed as filed by the Registrant for purposes of the Securities Exchange Act of 1934.

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